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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Raining Data Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RAINING DATA CORPORATION
25A Technology Drive

Irvine, California 92618

Notice of Annual Meeting of Stockholders and Important Notice Regarding the
Availability of Proxy Materials for the Shareholder Meeting to Be Held on
February 27, 2008

To the Stockholders of Raining Data Corporation:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation (the "Company"), will be held at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, on Wednesday, February 27, 2008 at 10:00 a.m. local time for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  1.
  To elect two (2) Class III directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;

  2.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 7, 2008 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A list of such stockholders will be available for examination by any stockholder at the Annual Meeting, or at the office of the Secretary of the Company, 25A Technology Drive, Irvine, California 92618, for a period of ten (10) days prior to the Annual Meeting.

        A copy of the Company's Annual Report for the fiscal year ended March 31, 2007, containing consolidated financial statements, is included with this mailing. Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the Annual Meeting and further information regarding each proposal to be made.

        STOCKHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

        The Proxy Statement and Annual Report are also available at www.cfpproxy.com/4347

By Order of the Board of Directors,

Richard W. Koe Chairman of the Board

Irvine, California
January 23, 2008

RAINING DATA CORPORATION
25A Technology Drive
Irvine, California 92618

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

        This Proxy Statement is furnished by the Board of Directors of Raining Data Corporation, a Delaware corporation (the "Board" and the "Company," respectively), in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Wednesday, February 27, 2008, at 10:00 a.m. local time, at the Cupertino Inn located at 10889 North De Anza Boulevard, Cupertino, California 95104, and at any adjournments or postponements thereof. Our principal executive office is located at 25A Technology Drive, Irvine, California 92618 and our telephone number is (949) 442-4400. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

        This Proxy Statement and the Notice of Annual Meeting and proxy are being mailed on or about January 23, 2008, to all stockholders entitled to vote at the Annual Meeting. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS FOR WHICH NO DIRECTION IS SPECIFIED.

GENERAL INFORMATION ABOUT THE MEETING

        The close of business on January 7, 2008 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. On that date, the Company's outstanding voting securities consisted of 26,204,149 shares of Common Stock, which were held by approximately 136 stockholders of record.

        Holders of a majority of the Company's outstanding securities entitled to vote must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the shares present, in person or by proxy, at the Annual Meeting do not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted.

        Shares that are voted "FOR," "AGAINST," "WITHHOLD AUTHORITY" or "ABSTAIN" will be treated as being present at the Annual Meeting for purposes of establishing a quorum. Accordingly, if you have returned a valid proxy or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the Annual Meeting. Broker "non-votes" (i.e., votes from shares held of record by brokers as to which the beneficial owners have given no voting instructions) will also be counted as present for purposes of determining the presence of a quorum.

        Abstentions are included in determining the number of shares voted on the proposals submitted to stockholders (other than the election of directors) and will have the same effect as a vote against such proposals. Because directors are elected by a plurality of the votes of the shares represented at the Annual Meeting, abstentions will have no effect on the outcome of the election of directors. Although broker non-votes will be counted for the purpose of determining the presence of a quorum, broker non-votes will not be counted for the purpose of determining the number of shares voted on the proposals submitted to stockholders. Accordingly, broker non-votes will have no effect on the outcome of a vote on any of the proposals.

        Whether or not you are able to attend the Annual Meeting, the Company urges you to submit your proxy, which is solicited by the Board. You are urged to give instructions as to how to vote your shares. All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Any proxy for which no instructions are given will be voted in accordance with the following recommendations of our Board of Directors:

  •
  "FOR" the election of Carlton H. Baab and Gerald F. Chew as Class III directors to serve a term of three (3) years expiring at the Annual Meeting of Stockholders following the fiscal year ending on March 31, 2010 or until their successors are duly elected and qualified.

        We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the persons designated in the enclosed proxy (the "Proxy Agents") will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the Proxy Agents can vote your shares on the new meeting date as well, unless you have revoked your proxy.

        You may revoke your proxy at any time prior to its use by (i) delivering a written notice of revocation to the chief financial officer of the Company, (ii) filing a duly executed proxy bearing a later date with the Company or (iii) attending the Annual Meeting and voting in person.

        The costs of this solicitation, including the preparation, assembly, web hosting, printing and mailing of this Proxy Statement and the proxy, will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's voting securities. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, either personally or by telephone or facsimile. Except as described above, the Company does not intend to solicit proxies other than by mail.

PROPOSAL ONE
ELECTION OF DIRECTORS

General

        The Amended and Restated Bylaws of the Company provide that the Board is to be composed of no less than five (5) and no more than nine (9) directors divided into Classes I, II and III, each with as nearly equal a number of directors as possible. The exact number of directors is currently set at five (5) by resolution of the Board. The directors are elected to serve staggered three-year terms, with the term of one class of directors expiring each year at the Annual Meeting of Stockholders.

        At the Annual Meeting, two (2) individuals will be elected as Class III directors, each to serve for a three (3) year term or until his successor is duly elected and qualified. The Board has nominated Carlton H. Baab and Gerald F. Chew for re-election as Class III directors at the Annual Meeting.

        The Board knows of no reason why the nominees would be unable or unwilling to serve, but if either nominee should, for any reason, be unable or unwilling to serve, the proxies will be voted for the election of such other person to the office of director as the Board may recommend in the place of such nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE NOMINEES FOR ELECTION AS MEMBERS OF THE BOARD OF DIRECTORS.

Voting Information

        Proxies solicited by the Board will, unless otherwise directed, be voted to elect the nominees proposed by the Board. A stockholder submitting a proxy may vote for the nominees for election to the Board or may withhold his or her vote from such nominees. Each stockholder will be entitled to one (1) vote for each share of Common Stock held by the stockholder on the record date. Directors are elected by a plurality of votes, and, therefore, if a quorum is present and voting, the two nominees receiving the highest number of affirmative votes will be elected to the Board. Abstentions and broker non-votes, while included for the purpose of determining the presence of a quorum at the Annual Meeting, will have no effect on the vote. The Proxy Agents will vote your shares "FOR" the nominees unless instructions to the contrary are indicated in the enclosed proxy.

        Each nominee has agreed to serve the Company as a director if elected. However, should a nominee become unwilling or unable to serve if elected, the Proxy Agents will exercise their voting power in favor of such other person as the Board may recommend. The Company's Restated Certificate of Incorporation does not provide for cumulative voting in the election of directors.

Nominees and Current Directors

        The following table sets forth the names, ages, as of November 30, 2007, and committee memberships of the current directors of the Company, the dates they joined the Board of Directors and the years in which their terms expire:

Name of Director	Age	Director Since	Term Expires (1)
Richard W. Koe(2,4,5)	51	2003	2009
Carlton H. Baab	50	2001	2007
Gerald F. Chew(2,3,4)	47	1998	2007
Douglas G. Marshall(2,3,4)	51	1998	2008
Philip D. Barrett(3,6)	51	2007	2008

(1)
Each term ends on the date of the Annual Meeting of Stockholders held following the fiscal year ending on March 31 of such year.

(2)
Member of the Compensation Committee.

(3)
Member of the Audit Committee.

(4)
Member of the Nominating and Corporate Governance Committee.

(5)
Member of the Stock Committee, a subcommittee of the Compensation Committee.

(6)
Mr. Barrett replaced Richard Smith who resigned from the Board on August 3, 2007.

        The following is a brief summary of the background of each director:

        Mr. Koe joined the Board in January 2003. Since 1991, Mr. Koe has served as Managing General Partner for Astoria Capital Partners, L.P. ("Astoria"), a significant stockholder of ours, and Montavilla Partners, L.P., both of which are investment partnerships, and as President of Astoria Capital Management ("ACM"). Mr. Koe has served as Chairman of the Board since December 2004. Mr. Koe holds a B.A. in History from the University of Oregon. Mr. Koe serves as Chairman of the Compensation Committee and the Nominating and Corporate Governance Committee and is the sole member of the Stock Committee, a subcommittee of the Compensation Committee.

        Mr. Baab joined us as the President and Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the "SEC") registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group ("CKS"), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

        Mr. Chew joined the Board in July 1998. Since October 2003, Mr. Chew has served as Managing Director of Bridgetown Associates LLC, an investment advisory firm. Mr. Chew served as the President and Chief Operating Officer of MDSI Mobile Data Solutions Inc. ("MDSI") from April 2001 to March 2002 and served as a director of MDSI from 1995 until April 2001. Mr. Chew served as Executive Vice President of Ancora Capital & Management Group, LLC, an investment firm, from June 1998 to January 2001. Since February 1997, Mr. Chew has served as Managing Director of The Cairn Group. Mr. Chew holds a B.S. in Electrical Engineering from the University of California, Davis and an M.B.A. from the Amos Tuck School of Business Administration at Dartmouth College. Mr. Chew is also an advisor to several private companies. Mr. Chew serves as Chairman of the Audit Committee and serves on the Compensation Committee and the Nominating and Corporate Governance Committee.

        Mr. Marshall joined the Board in July 1998. Mr. Marshall is Senior Vice President of Deposit Strategy and Product Management at Washington Mutual (NYSE: WM), a financial services company. Mr. Marshall joined Washington Mutual in November 2001. From August 1994 to November 2001, Mr. Marshall held a number of marketing positions at Bank of America (NYSE: BAC), most recently as Vice President of Advertising and Marketing Communications. Mr. Marshall holds a B.A. in English from Seattle Pacific University and an M.B.A. from the University of Washington. Mr. Marshall serves on the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee.

        Mr. Barrett joined the Board in November 2007. Mr. Barrett is the Chairman and co-owner of Machine Sciences Corporation, a private company he co-founded in July 2001 that specializes in the manufacturing of high precision machined parts for the aerospace and optics industries. Mr. Barrett also serves as Managing Partner of Barrett Hill Vineyards and Winery, a private company he founded in March 2005. In addition, Mr. Barrett has been a private investor since 1995. In July 1998, Mr. Barrett was appointed a director of Omnis Technology Corporation and served as its Chairman from December 1998 until its merger with PickAx, Inc. in November 2000 to form Raining Data Corporation. From January 1995 to November 1998, Mr. Barrett served as President and Owner of Oregon Pro Sport, a company that managed professional sports teams. From January 1991 to February 1994, Mr. Barrett served as President and co-owner of Supra Products, Inc., a manufacturer of high technology access control systems that was sold to Berwind Industries and General Electric in September 1994. Mr. Barrett received his B.A. in Accounting from Seattle Pacific University and his M.B.A. from the University of Rhode Island. Mr. Barrett serves on the Audit Committee.

        To the Company's knowledge, with the exception of Mr. Chew and Mr. Koe, who are cousins, there are no family relationships between any of our directors and executive officers.

Meetings and Committees of the Board of Directors

        The Board currently has three (3) committees and one (1) subcommittee: an Audit Committee, a Compensation Committee, a Stock Committee, which is a subcommittee of the Compensation Committee, and a Nominating and Corporate Governance Committee. The following describes each committee, its current membership, the number of meetings held during fiscal 2007, and its function. All members of these committees are non-employee directors.

        The Board held nine (9) meetings during the fiscal year ended March 31, 2007. Each director attended all of the meetings of the Board, and each director attended all meetings of the committees and subcommittees on which he served during his term. The Board has determined that all of its directors, other than Mr. Baab and Mr. Koe, are "independent" for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers' listing standards. The Company relies on the "Controlled Company" exemption set forth in Rule 4350(c)(5) of the National Association of Securities Dealers' listing standards because Mr. Koe serves on both the Compensation Committee and the Nominating and Corporate Governance Committee. The Company is a "Controlled Company" as defined in such Rule because more than 50% of the voting power of the Company is held by Astoria.

        The members of the Audit Committee are Mr. Chew, Mr. Marshall and Mr. Barrett (who was appointed by the Board on November 7, 2007). The Audit Committee held seven (7) meetings during the fiscal year ended March 31, 2007. The functions of the Audit Committee include reviewing and supervising the financial controls of the Company, appointing, compensating and overseeing the work of the independent auditors, reviewing the books and accounts of the Company, meeting with the officers of the Company regarding the Company's financial controls, acting upon recommendations of the independent auditors and taking such further actions as the Audit Committee deems necessary to complete an audit of the books and accounts of the Company. The Board has adopted a written charter for the Audit Committee which is posted on our website at www.rainingdata.com. The Board has determined that the members of the Audit Committee are "independent" for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers' listing standards. The Board has determined that Gerald F. Chew qualifies as an "audit committee financial expert" as defined in Item 401(e) of Regulation S-B.

        The members of the Compensation Committee are Mr. Koe, Mr. Chew (who was appointed by the Board on August 10, 2007) and Mr. Marshall. The Compensation Committee held two (2) meetings during the fiscal year ended March 31, 2007. The Compensation Committee's functions include reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Chief Executive Officer. In addition, the Stock Committee, a subcommittee of the Compensation Committee, administers the Company's stock plans and, within the terms of each stock plan, determines the terms and conditions of issuances of awards thereunder. The Board has adopted a written charter for the Compensation Committee, which is posted on our website at www.rainingdata.com. The Board has determined that the members of the Compensation Committee, other than Mr. Koe, are "independent" for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers' listing standards.

        The members of the Nominating and Corporate Governance Committee are Mr. Koe, Mr. Chew (who was appointed by the Board on August 10, 2007) and Mr. Marshall. The Nominating and Corporate Governance Committee held one (1) meeting during the fiscal year ended March 31, 2007. The Nominating and Corporate Governance Committee makes recommendations to the Board regarding the size and composition of the Board, establishes procedures for the nomination process, recommends candidates for election to the Board and nominates officers for election by the Board. In addition, the Nominating and Corporate Governance Committee reviews and reports to the Board on a periodic basis with regard to matters of corporate governance. The Board has adopted a written charter for the Nominating and Corporate Governance Committee, which is posted on our website at www.rainingdata.com. The Board has determined that the members of the Corporate Governance and Nominating Committee, other than Mr. Koe, are "independent" for purposes of the applicable rules and regulations of the Securities and Exchange Commission and the applicable rules of the National Association of Securities Dealers' listing standards.

        The Nominating and Corporate Governance Committee will consider recommendations for candidates to the Board from stockholders holding no less than 2% of the outstanding shares of the Company's voting securities continuously for at least 12 months prior to the date of the submission of the recommendation for nomination. If the Nominating and Corporate Governance Committee wishes to identify new independent director candidates for Board membership, it is authorized to retain, and to approve the fees of, third party executive search firms to help identify prospective director nominees. A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to Raining Data Corporation, attention: Corporate Secretary, 25A Technology Drive, Irvine, California 92618, and must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the nominating person's ownership of Company stock, a statement from the recommending stockholder in support of the candidate, references, particularly within the context of the criteria for Board membership, including issues of character, diversity, skills, judgment, age, independence, industry experience, expertise, corporate experience, length of service, other commitments and the like, and a written indication by the candidate of her/his willingness to serve, if elected. The Nominating and Corporate Governance Committee has not formally adopted any specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess. The Nominating and Corporate Governance Committee believes that candidates and nominees must reflect a Board that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have or have had experience in positions with a high degree of responsibility, (iv) are or were leaders in the companies or institutions with which they are or were affiliated, (v) have qualifications that will increase overall Board effectiveness and (vi) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to audit committee members. In order to identify and evaluate nominees for director, the Nominating and Corporate Governance Committee regularly reviews the current composition and size of the Board, reviews qualifications of nominees, evaluates the performance of the Board as a whole, evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of stockholders, considers such factors as character; diversity; skills; judgment; age; independence; industry experience; expertise; corporate experience; length of service; other commitments and the like; and the general needs of the Board, including applicable independence requirements. The Nominating and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. The Nominating and Corporate Governance Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

        The Company encourages all incumbent directors and nominees for election as director to attend the annual meeting of stockholders. Mr. Koe and Mr. Baab attended the annual meeting of stockholders on February 16, 2007.

Stockholder Communications with the Board

        A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in written correspondence by letter to Raining Data Corporation, attention Corporate Secretary, 25A Technology Drive, Irvine, California 92618. If such communication is intended for some but not all of the members of the Board, the intended recipients shall be clearly indicated in bold type at the beginning of the letter. Alternatively, a stockholder may communicate anonymously with the non-employee members of the Board via the website www.mysafeworkplace.com.

INDEPENDENT AUDITORS

        KPMG LLP has acted as our independent auditor continuously since 2003. A representative from KPMG LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions. KPMG LLP was selected by the Audit Committee to perform the audit function for the fiscal year ended March 31, 2007. No independent auditor has yet been selected by the Audit Committee to perform the audit function for the fiscal year ending March 31, 2008. It is expected that the Audit Committee will approve the engagement of an independent auditor as soon as practicable.

Fees Paid to Principal Accountants

        The following table presents the aggregate fees billed for the indicated services performed by KPMG LLP during the 2007 and 2006 fiscal years.

Description of Services	2007	2006
Audit Fees	$495,431	$554,685
Tax Fees	$70,700	$97,605
Total	$566,131	$652,290

        Audit Fees.    Audit Fees relate to professional services rendered in connection with the audit of our annual financial statements, quarterly review of financial statements included in our Form 10-QSB, and audit services provided in connection with other statutory and regulatory filings.

        Tax Fees.    Tax Fees include professional services related to tax compliance, tax advice and tax planning and transfer pricing consultation, including but not limited to the preparation of federal and state tax returns.

        The Audit Committee approved all of the services provided by KPMG LLP in fiscal years 2007 and 2006. Pursuant to the Audit Committee Charter, the Audit Committee must pre-approve audit and non-audit services to be provided to the Company by the independent auditor, or subsequently approve non-audit services in those circumstances where a subsequent approval is necessary and permissible.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth, as of November 30, 2007, certain information with respect to the beneficial ownership of the Company's voting securities by (i) any person (including any "group" as set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) known by us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, (ii) each director, (iii) each of the Named Executive Officers (defined below), and (iv) all of our current directors and executive officers as a group. The percentages in the following table are based on 26,203,999 shares of Common Stock, issued and outstanding as of November 30, 2007.

Name and Address(1)	Number of Shares of Common Stock	Percent of Total Common Stock
5% Stockholders
Carlton H. Baab(2)	15,994,297	58%
Richard W. Koe(3)	14,842,232	57%
Astoria Capital Partners, L.P.(4)	14,777,632	56%
Directors and Officers
Philip D. Barrett(5)	348,313	1%
Gerald F. Chew(6)	143,491	*
Douglas G. Marshall(7)	137,321	*
Robert W. Albo(8)	161,687	*
Thomas G. Lim(9)	59,875	*
All Directors and Executive Officers as a group (9 persons)(10)	16,986,243	61%

*
Represents less than 1%

(1)
Except as otherwise indicated below, we believe the persons whose names appear in the table above have sole voting and investment power with respect to all shares of stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed in the table is c/o Raining Data Corporation, 25A Technology Drive, Irvine, California 92618.

(2)
Represents options to purchase 1,216,665 shares of Common Stock exercisable within 60 days of November 30, 2007, held by Mr. Baab. Also includes the following shares beneficially owned by Astoria: 14,777,632 shares of Common Stock. Mr. Baab is an employee of ACM, which is a general partner of Astoria. As a general partner of Astoria, ACM has a special profit interest in Astoria's realized and unrealized gains and income in excess of a specified hurdle rate, subject to certain additional conditions. As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab, who is on formal leave of absence from ACM, disclaims beneficial ownership of the securities held by Astoria as he does not hold voting or investment power over the holdings of Astoria.

(3)
Includes the following shares beneficially owned by Astoria: 14,777,632 shares of Common Stock. Also includes 64,600 shares beneficially owned by Mr. Koe and ACM through an investment fund managed by ACM. Mr. Koe is the President and sole stockholder of ACM and Mr. Koe and ACM are the General Partners of Astoria.

(4)
The principal address of Astoria is 1675 SW Marlow Avenue, Suite 315, Portland, Oregon 97225.

(5)
The principal address for Mr. Barrett is P.O. Box 1033, Vancouver, Washington 98666. Includes 307,425 shares of Common Stock owned by the Philip and Debra Barrett Charitable Trust and 40,888 shares of Common Stock owned by the Philip Barrett Family Charitable Trust. Mr. Barrett serves as a trustee for each Trust.

(6)
Includes options to purchase 113,491 shares of Common Stock exercisable within 60 days of November 30, 2007, held by Mr. Chew.

(7)
Includes options to purchase 113,491 shares of Common Stock exercisable within 60 days of November 30, 2007, held by Mr. Marshall.

(8)
Includes options to purchase 156,248 shares of Common Stock exercisable within 60 days of November 30, 2007, held by Mr. Albo.

(9)
Includes options to purchase 59,375 shares of Common Stock exercisable within 60 days of November 30, 2007, held by Mr. Lim.

(10)
Includes an aggregate of 1,795,854 shares of Common Stock issuable upon exercise of options and warrants exercisable within 60 days of November 30, 2007.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

        The following sets forth certain information regarding our executive officers as of November 30, 2007:

Name	Age	Position(s)
Carlton H. Baab	50	President, Chief Executive Officer and Director
Robert W. Albo	49	Vice President, Business Solutions
Thomas G. Lim	39	Chief Financial Officer, Vice President Finance and Secretary

        Mr. Baab joined us as the President and Chief Executive Officer in August 2001 and was appointed as a member of the Board in December 2001. From May 2001 to August 2001, Mr. Baab served as a Managing Principal of ACM; a Securities and Exchange Commission (the "SEC") registered investment advisor and a General Partner of Astoria, a significant stockholder of ours. In August 2001, Mr. Baab took a formal leave of absence from ACM to join us. From March 2000 to April 2001, Mr. Baab was the Vice President of Finance and Chief Financial Officer of Certive, Inc., a web-based small-business services firm. From January 1999 to March 2000, Mr. Baab was the Chief Operating Officer and Chief Financial Officer of RemarQ Communities, Inc., a web-based provider of discussion group services. Mr. Baab served as Chief Financial Officer of the CKS Group ("CKS"), a marketing communications company, from February 1994 through December 1998. In addition, Mr. Baab served as an Executive Vice President and the Secretary of CKS from August 1995 through December 1998 and as CKS's Chief Operating Officer from August 1995 through May 1996. Mr. Baab also served on the Board of Directors of Momentum Business Applications, Inc. (Nasdaq: MMTM), which provided research and development expertise on a contract basis, until it was acquired by PeopleSoft (Nasdaq: PSFT) in April 2002. Mr. Baab holds a B.S. in Electrical Engineering, with honors, from the University of Southern California and an M.B.A. from the Harvard Graduate School of Business Administration.

        Mr. Albo joined us in July 2005 as our Vice President of Business Solutions. Prior to this, Mr. Albo was Vice President of Value Engineering at SAP from October 2004 to July 2005. Mr. Albo also has over ten years of management experience in technology and business consulting companies, including eLoyalty/TSC from June 1997 to July 2002 and Cambridge Technology Partners from March 1993 to June 1997. Mr. Albo holds a B.S. in Industrial Engineering and Operations Research from the University of California at Berkeley and an M.B.A. from the Harvard Graduate School of Business Administration.

        Mr. Lim has served as our Chief Financial Officer and Vice President, Finance since May 2006 and has served as Secretary since August 2006. Prior to joining Raining Data, from March 2004 to May 2006, Mr. Lim served as the Director of Finance and Controller of WageWorks, Inc., an employee benefits administration firm. Mr. Lim served as the Director of Finance of DNA Sciences, Inc., a bio-research company, from October 2002 to January 2004, and as the Corporate Controller of Certive Corporation, a software company, from June 2000 to September 2002. Mr. Lim holds a B.S. in Accounting and Finance from the University of California, Berkeley, Haas School of Business and an M.B.A. from the University of California, Berkeley, Haas School of Business. Mr. Lim is a Certified Public Accountant.

Executive Compensation

        The following table sets forth the compensation of our Named Executive Officers, which consist of (i) all persons serving as the chief executive officer during the fiscal year ended March 31, 2007, (ii) the two most highly compensated executive officers serving as such at the end of the fiscal year March 31, 2007, in addition to the chief executive officer and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to subsection (ii) above but for the fact that the individual was not serving as an executive officer at the end of the fiscal year ended March 31, 2007:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Stock Awards ($)	Option Grants ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Carlton H. Baab, President and Chief Executive Officer	2007	$248,000	$150,000	(3)	$—	$191,474	$—	$—	$21,360	(4)	$610,834
Robert W. Albo, Vice President, Business Solutions	2007	$175,000	$87,500	(5)	$—	$130,165	$—	$—	$168	(6)	$392,833
Thomas G. Lim, CFO and Vice President of Finance	2007	$147,404	$86,250	(7)	$—	$62,571	$—	$—	$142	(6)	$296,367

(1)
Includes base salary amounts earned in 2007. Includes amounts (if any) deferred at the named executive officer's option under the Raining Data 401(k) plan.

(2)
Amounts shown do not reflect compensation actually received by the Named Executive Officers. Instead, the amounts shown reflect the expense recognized by us in fiscal year 2007 for option awards as determined pursuant to SFAS 123(R). These compensation costs include option awards granted in and prior to fiscal year 2007. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 7 of this Form 10-KSB (Note 2, "Determining Fair Value"), with the exception that the "Estimated Forfeiture Rates" assumption used was zero in accordance with SEC instructions to Item 402(b)(2)(v) and (vi). There were no forfeitures in fiscal year 2007 of option awards received by the Named Executive Officers. The material terms of each option grant is further described in the footnotes to the "Outstanding Equity Awards at Fiscal Year-End Table" below.

(3)
Represents a discretionary bonus earned by Mr. Baab in fiscal year 2007 but paid in April 2007.

(4)
All Other Compensation for Mr. Baab reflects payments to a continuing medical plan Mr. Baab had in place at the time he joined us.

(5)
Represents a discretionary bonus earned by Mr. Albo in fiscal year 2007 but paid in June 2007.

(6)
Represents taxable amount of premiums paid by us on group term life insurance policies for the benefit of the Named Executive Officers.

(7)
Represents a sign-on bonus of $25,000 plus a discretionary bonus of $61,250 earned by Mr. Lim in fiscal year 2007 but paid in June 2007.

Outstanding Equity Awards at Fiscal Year-End Table

        The following table summarizes the outstanding equity awards held by each Named Executive Officer as of March 31, 2007. The Named Executive Officers did not exercise any options during the fiscal year ended March 31, 2007.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable(1)	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)		Equity Incentive Plan Awards; Number of Underlying Unexercised Unearned Options(#)	Option Exercise Price($)		Option Expiration Date(1)	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested($)		Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested(#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested($)
Carlton H. Baab	— 1,000,000 50,000	400,000 — —	(2)	— — —	$ $ $	3.50 1.55 1.02	5/10/2016 9/24/2011 7/31/2009	— — —	$ $ $	— — —	— — —	$ $ $	— — —
Robert W. Albo	104,166	145,834	(3)	—		$2.49	7/15/2015	—		$—	—		$—
Thomas G. Lim	—	150,000	(4)	—		$3.25	5/30/2016	—		$—	—		$—

(1)
Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. The vesting of options granted to the Named Executive Officers may accelerate under specified conditions, as described in the "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" section below.

(2)
This option was granted on May 10, 2006 and vests over four years, subject to Mr. Baab's continued employment, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" section below.

(3)
This option was granted on July 15, 2005 and vests over four years, subject to Mr. Albo's continued employment, with 25% of the shares vesting on July 15, 2006 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" section below.

(4)
This option was granted on May 30, 2006 and vests over four years, subject to Mr. Lim's continued employment, with 25% of the shares vesting on May 30, 2007 and 1/48th of the shares vesting each month thereafter, subject to acceleration of vesting as described in the "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" section below.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        Regardless of the reason for termination, a Named Executive Officer is entitled to receive upon termination of employment amounts earned through the termination date, including, base salary and unused vacation pay, and the right to exercise any shares of options vested up to the executive's termination date. The Named Executive Officers are not otherwise entitled to any severance benefits upon voluntary resignation. Our Compensation Committee and Board of Directors determine whether any severance benefits are provided upon any voluntary termination on a case by case basis.

        Effective April 5, 2003, we entered into a Severance and Change of Control Agreement with Mr. Baab. The agreement provides for twelve (12) months severance pay at Mr. Baab's base salary rate then in effect in the event of his involuntary termination other than for cause, death or disability, either prior to a change of control or at least twelve months after a change of control. In the event of Mr. Baab's involuntary termination other than for cause, death or disability within twelve (12) months following a change of control, the agreement provides for: (i) 100% acceleration of vesting of his stock options as of his termination date; (ii) severance payments equal to 200% of the aggregate salary and bonus paid to Mr. Baab during the twelve (12) months preceding his termination; and (iii) health (i.e., medical, vision and dental) coverage and benefits commensurate with those in effect for Mr. Baab on the day immediately preceding his termination for a period until the earlier of (1) the date Mr. Baab is no longer eligible to receive continuation coverage pursuant to COBRA, or (2) twelve (12) months from the termination date.

        Effective April 24, 2006, we entered into an offer letter agreement with Mr. Lim. In the event that Mr. Lim is terminated as a result of an involuntary termination, other than for cause or disability, within twelve (12) months after a change of control, one hundred percent (100%) of the shares subject to this option shall be vested on the date of Mr. Lim's termination. In the event that Mr. Lim is terminated for any reason other than for cause within six (6) months after his start date, Mr. Lim shall receive three months of his annual base salary from the date of his termination, and except for the acceleration of vesting provided in the event of a change of control, the vesting of his stock option shall be accelerated such that he shall be entitled to purchase a number of shares as if the Registrant had employed Mr. Lim for one (1) year. In the event that Mr. Lim is terminated for any reason other than for cause after his first six (6) months of employment, Mr. Lim shall receive six months of his annual base salary following the date of his termination, and except for the acceleration of vesting provided in the event of a change of control, the vesting of his stock option shall be accelerated such that he shall be entitled to purchase a number of shares as if the Company had employed Mr. Lim for the six (6) months after the date of his termination.

        Effective July 12, 2005, we entered into an offer letter agreement with Mr. Albo. The offer letter provides for full vesting of Mr. Albo's options upon an involuntary termination of his employment other than for cause or disability within twelve (12) months following a change of control, subject to his signing a general release in a commercially customary form prescribed by us.

Director Compensation

        We reimburse directors for travel and other out-of-pocket expenses incurred in attending Board meetings. We do not pay cash compensation to our directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash($)	Stock Awards($)	Option Awards($)(1)		Non-Equity Incentive Plan Compensation($)	Nonqualified Deferred Compensation Earnings($)	All Other Compensation($)	Total($)
Richard W. Koe(2)	$—	$—	$—		$—	$—	$—	$—
Gerald F. Chew(3)	$—	$—	$19,147	(4)	$—	$—	$—	$19,147
Douglas G. Marshall(5)	$—	$—	$19,147	(6)	$—	$—	$—	$19,147
Richard W. Smith(7)	$—	$—	$31,270	(8)	$—	$—	$—	$31,270

(1)
Amounts shown do not reflect compensation actually received by the directors. Instead, the amounts shown reflect the expense recognized by us in fiscal year 2007 for option awards as determined pursuant to SFAS 123(R). These compensation costs include option awards granted in and prior to fiscal year 2007. The assumptions used to calculate the value of the option awards are set forth in the notes to the consolidated financial statements in Item 7 of this Form 10-KSB (Note 2, "Determining Fair Value"), with the exception that the "Estimated Forfeiture Rates" assumption used was zero in accordance with SEC instructions to Item 402(b)(2)(v) and (vi). There were no forfeitures in fiscal year 2007 of option awards received by the named directors. Unless otherwise noted, the options vest at a rate of 25% one year from the date of grant and 1/48th each month thereafter and expire ten years from the date of grant. For all options awarded to directors, 100% of the shares subject to the options granted may immediately vest in the event of a Corporate Transaction, defined as any of the following transactions: (a) a merger or consolidation in which Raining Data ("the Company") is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of subsidiary corporations); (c) approval by the Company's stockholders of any plan or proposal for complete liquidation or dissolution of the Company; (d) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (e) acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

(2)
Mr. Koe's security ownership is described in Item 11 hereof.

(3)
Mr. Chew held a total of 136,825 outstanding option awards as of March 31, 2007.

(4)
Corresponds to an option grant on May 10, 2006 for 40,000 shares that vests over four years, subject to Mr. Chew's continued service, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter. This option grant is subject to acceleration of vesting as described above in footnote (1) above.

(5)
Mr. Marshall held a total of 136,825 outstanding option awards as of March 31, 2007.

(6)
Corresponds to an option grant on May 10, 2006 for 40,000 shares that vests over four years, subject to Mr. Marshall's continued service, with 25% of the shares vesting on May 10, 2007 and 1/48th of the shares vesting each month thereafter. This option grant is subject to acceleration of vesting as described above in footnote (1) above.

(7)
Mr. Smith held a total of 50,000 outstanding option awards as of March 31, 2007.

(8)
Corresponds to an option grant on August 29, 2005 for 50,000 shares that vests over three years, subject to Mr. Smith's continued service, with one-third (1/3) of the shares vesting on August 29, 2006 and 1/36th of the shares vesting each month thereafter. This option grant was subject to acceleration of vesting as described in footnote (1) above. The vesting for this option grant terminated on August 3, 2007, the date of Mr. Smith's resignation from the Board, and as of such date, 31,944 shares subject to this option grant had vested. The unvested shares were returned to the 1999 Stock Plan, as amended.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file certain reports of ownership with the SEC and with the National Association of Securities Dealers, Inc. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the fiscal year ended March 31, 2007, all reports required to be filed during the fiscal year ended March 31, 2007 pursuant to Section 16(a) of the Exchange Act by directors, executive officers and 10% beneficial owners were timely filed, with the exception of the following late filings: one Form 3 and one Form 4 by Mr. Lim on June 5, 2006, one Form 3 by John H. Bramley, our Vice President of Product Development, on April 4, 2007 and one Form 3 by Mr. Albo on June 21, 2007. Mr. Smith, a director, failed to timely file twenty-three Forms 4 with respect to fifty-nine transactions in the Company's common stock from September 12, 2005 to June 15, 2007. Two Forms 4 were filed on behalf of Mr. Smith on July 20, 2007 disclosing all such transactions, and Mr. Smith paid to the Company eight thousand six hundred seventy six dollars and nine cents ($8,676.09), which is the aggregate amount of the short-swing profits for his transactions in the Company's common stock from September 12, 2005 to June 15, 2007.

Certain Relationships and Related Party Transactions

        In January 2003, we entered into a Note Exchange Agreement (the "Exchange Agreement") with Astoria to replace the existing Secured Promissory Note, as amended, with a Convertible Subordinated Note. Under the terms of the Exchange Agreement, the Secured Promissory Note was exchanged and replaced with a Convertible Subordinated Note having a principal amount of $22.1 million, which principal amount was equal to the outstanding principal and accrued interest payable on the Secured Promissory Note as of the date of the Exchange Agreement. In October 2005, Astoria assigned a portion of its Common Stock holdings totaling 870,536 shares and a portion of the Convertible Subordinated Note, totaling $1,751,832, to two of its limited partners, including GFAM Hedge Partnership ("GFAM"). As such, the Company issued an Amended and Restated Note to Astoria for $20,749,581 and corresponding notes directly to the limited partners for $862,979 and $888,853, respectively. The Convertible Subordinated Notes are convertible into Common Stock at any time, at the option of the holder, at a price of $5.00 per share. The Convertible Subordinated Note matures on May 30, 2008, extending the May 30, 2003 maturity date of the Secured Promissory Note. Under terms of the Note, the Company was unable to redeem the Convertible Subordinated Note prior to January 30, 2005. The interest rate of the Convertible Subordinated Note is 5% per annum as compared to an interest rate of 10% per annum under the Secured Promissory Note. The interest is payable quarterly at our option in cash or through increases to the outstanding principal of the Convertible Subordinated Note. Mr. Koe, a director of the Company, is the President and sole stockholder of ACM, and Mr. Koe and ACM are the General Partners of Astoria. Mr. Baab, our President, Chief Executive Officer and a director of the Company, is an employee of ACM.

As an employee of ACM, Mr. Baab is entitled to an annual bonus equal to a fixed percentage of any special profit allocation Astoria receives for the year in question. Mr. Baab is currently on a formal leave of absence from ACM.

        On December 14, 2004, we entered into an Agreement Regarding Amended and Restated Common Stock Purchase Warrant and 5% Convertible Subordinated Note Due 2008 with Astoria whereby we could redeem, in part, the Convertible Subordinated Note in advance of January 30, 2005. On December 14, 2004, Astoria exercised its warrant in the amount of $2,670,904. In lieu of a cash payment, we used the proceeds of the exercise to pay down a portion of the indebtedness to Astoria. The paydown consisted of $247,129 for accrued and unpaid interest, and $2,423,775 as a reduction of principal of the Convertible Subordinated Note. As of September 30, 2006 we increased the principal of the Convertible Subordinated Notes by $1,057,100 in lieu of cash payments for the interest.

        On October 4, 2007, the Company received a conversion notice from Astoria and on October 5, 2007, the Company received a conversion notice from GFAM, each electing to convert its Convertible Subordinated Note in full. As a result, $22,917,000 of outstanding principal owed to Astoria under its Convertible Subordinate Note was converted into 4,583,400 shares of the Company's common stock, and $981,000 of outstanding principal owed to GFAM under its Convertible Subordinated Note was converted into 196,200 shares of the Company's common stock. Per the terms of the Convertible Subordinated Notes, the Company made a cash payment to Astoria and GFAM of approximately $13,181 and $1,264, respectively, with respect to those amounts outstanding under the Convertible Subordinated Notes that were not converted into shares of common stock. Following the conversion of such Convertible Subordinated Notes and the cash payment to Astoria and GFAM, the Convertible Subordinated Notes held by Astoria and GFAM were cancelled.

        We have entered into our standard form of indemnification agreement with each of our directors and officers.

        A description of the terms of the Severance and Change of Control Agreement between us and Mr. Baab, and the offer letter agreements between us and Mr. Lim, and between us and Mr. Albo, may be found under the caption "Employment Contracts and Termination of Employment and Change-in-Control Arrangements" above.

        We entered into a Staff Resources Agreement in September 2004 with SourceN Inc. to obtain technical resources, certain infrastructure, workstations, and telecommunication services in India. The Executive Vice President of SourceN Inc. is the brother of our former CTO and Vice President of XML-Centric Applications and Platforms, Ajay Ramachandran, whose employment with the Company terminated effective June 1, 2007. Total payments made by us to SourceN were $731,000 in fiscal year 2007, $580,000 in fiscal year 2006, and $246,000 in fiscal year 2005. This agreement was subsequently terminated by us in April 2007.

        It is our current policy that all transactions between us and our officers, directors, five percent (5%) stockholders and their affiliates will be entered into only if these transactions are approved by our Audit Committee, are on terms no less favorable to us than could be obtained from unaffiliated parties and are reasonably expected to benefit us.

REPORT OF AUDIT COMMITTEE

To the Board of Directors:

        We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2007.

        We have discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

        We have received and reviewed the written disclosures and the letter from KPMG LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors their independence.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007.

        We have also considered whether the provision of services by KPMG LLP, other than services related to the audit of the financial statements referred to above and the review of the interim financial statements included in the Company's quarterly reports on Form 10-QSB for the most recent fiscal year, is compatible with maintaining the independence of KPMG LLP.

Respectfully submitted by:

Gerald F. Chew
Douglas G. Marshall
Philip D. Barrett

* * *

        The foregoing Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Report by reference in any such document.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

        Stockholders may submit proposals on matters appropriate for stockholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act and the Amended and Restated Bylaws of the Company, which may be amended from time to time. Proposals of stockholders intended to be presented at the Company's next annual meeting of stockholders must be received by the Company (Attention: Secretary, at the principal offices of the Company) no later than September 25, 2008, for inclusion in the Company's proxy statement and form of proxy for that meeting; provided, however, if a stockholder wishes to make a nomination for election to the Board, such proposal must be received by the Company on or between September 25, 2008 and October 27, 2008 and must comply with the notice procedures set forth in the Amended and Restated Bylaws, which is posted on our website at www.rainingdata.com. If you intend to present a proposal at our 2008 annual meeting, but you do not intend to have it included in our 2008 proxy statement, you must provide written notice of the stockholder proposal to the Company (Attention: Secretary, at the principal offices of the Company) no later than September 25, 2008.

OTHER MATTERS

        The Board does not intend to bring any matters before the Annual Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Annual Meeting. Should any other matters be properly presented, the Proxy Agents will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

        Copies of the Company's recent reports on Form 10-KSB and Form 10-QSB as filed with the Securities and Exchange Commission will be provided to stockholders without charge upon written or oral request to Thomas G. Lim, Chief Financial Officer, Raining Data Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400. Copies may also be obtained from the Company's website at www.rainingdata.com.

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual reports and proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report and proxy statement addressed to those security holders. This process, which is commonly referred to as "householding," potentially means extra convenience for security holders and cost savings for companies.

        This year, brokers with account holders who are Raining Data Corporation stockholders may be "householding" our proxy materials. A single annual report and proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate annual report and proxy statement, please notify your broker and direct your request to Thomas G. Lim, Chief Financial Officer, Raining Data Corporation, 25A Technology Drive, Irvine, California 92618, telephone number (949) 442-4400.

By Order of the Board of Directors,

Richard W. Koe Chairman of the Board
January 23, 2008 Irvine, California

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY RAINING DATA CORPORATION

ANNUAL MEETING OF STOCKHOLDERS—
FEBRUARY 27, 2008
THIS PROXY IS BEING SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS.

The undersigned hereby appoints Richard W. Koe and Thomas G. Lim, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents"), in the name of the undersigned, to attend the Annual Meeting of Stockholders of Raining Data Corporation, a Delaware corporation, to be held at The Cupertino Inn, 10889 North De Anza Boulevard, Cupertino, California 95014 on Wednesday, February 27, 2008 at 10:00 a.m. local time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

		For	With- hold	For All Except
1.	To elect two (2) Class III directors of the Company to serve a term of three (3) years or until their successors are duly elected and qualified;
Carlton H. Baab
		☐	☐	☐
Gerald F. Chew
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

2.	In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR THE BOARD.

PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both stockholders should sign.

Please be sure to sign and date this Proxy in the box below.	Date
Stockholder sign above	Co-holder (if any) sign above
+	+

^	^

RAINING DATA CORPORATION

Receipt of Notice of Annual Meeting of Stockholders, Annual Report for the year ended March 31, 2007 and Proxy Statement dated January 23, 2008, is hereby acknowledged by the undersigned.

PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

QuickLinks

INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL INFORMATION ABOUT THE MEETING
PROPOSAL ONE ELECTION OF DIRECTORS
INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORT OF AUDIT COMMITTEE
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS